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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 1998
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                        RESOURCES PENSION SHARES 5, L.P.
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           (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              0-15690                                 13-3353722
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      (Commision File Number)               (IRS Employer Identification
                                                      Number)

                   411 West Putnam Avenue, Greenwich, CT 06830
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            (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (203) 862-7444
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Item 2. Acquisition or Disposition of Assets

      Bank of California Loan

      On June 1, 1998, Registrant received $17,101,022 in full satisfaction of the amount due on a wraparound mortgage loan secured by property in Seattle, Washington.

      Avon Market Center Loan

      On June 3, 1998, Registrant received $3,694,492 in connection with the prepayment of a mortgage loan secured by a shopping center in Eagle County, Colorado.

Item 5. Other Events

      On June 5, 1998, Registrant declared a special distribution of $6.00 per Unit of limited partnership interest. The distribution will be payable June 16, 1998 to holders of Units whose ownership of Units is recorded on the books of Registrant as of June 15, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESOURCES PENSION SHARES 5, L.P.

                                    By:   Resources Capital Corp.
                                          Administrative General Partner


Dated: June 5, 1998                 By    /s/ Allan B.Rothschild
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                                          Name: Allan B. Rothschild
                                          Title: Executive Vice President